SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934


                               Eagle Bancorp, Inc
             (Exact Name of Registrant as Specified in its Charter)


               Maryland                                  52-1943477
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


                 7815 Woodmont Avenue, Bethesda, Maryland 20814
               (Address of Principal Executive Offices) (Zip Code)



If this  form  relates  to the               If this  form  relates  to the
registration  of  a  class  of               registration  of  a  class  of
securities pursuant to Section               securities pursuant to Section
12(b) of the  Exchange Act and               12(g) of the  Exchange Act and
is   effective   pursuant   to               is   effective   pursuant   to
General   Instruction   A.(c),               General   Instruction   A.(d),
please  check  the   following               please  check  the   following
box. [ ]                                     box. [X]



Securities Act registration statement to which this for relates: Not applicable.

Securities to be registered pursuant to Section 12(b) of the Act:


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                                                Name of Each Exchange on Which
Title of Each Class to be so Registered        Each Class is to be so Registered
---------------------------------------        ---------------------------------

                NONE
---------------------------------------        ---------------------------------

---------------------------------------        ---------------------------------

Securities to be Registered Pursuant to Section 12(g) of the Act:

                          Common Stock, $1.00 par value

Item 1.  Description of registrant's Securities to be Registered.

         The description of the registrant's common stock, $1.00 par value contained in the registrant's registration statement under the Securities Act of 1933 on Form SB-2 (No. 333-42083) under the caption "Description of the Capital Stock", is incorporated by reference herein and made a part hereof.

Item 2.  Exhibits.

1. Articles of Incorporation of Eagle Bancorp, Inc.- Incorporated by reference to Exhibit No. 3(a) to the registrant's registration statement under the Securities Act of 1933 on Form SB-2 (No. 333-42083).

2. Bylaws of Eagle Bancorp, Inc.- Incorporated by reference to Exhibit No. 3(b) to the registrant's registration statement under the Securities Act of 1933 on Form SB-2 (No. 333-42083).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         EAGLE BANCORP, INC.



                                         By:  /s/ Ronald D. Paul
                                            ------------------------------------
                                              Ronald D. Paul, President

Dated:  April 29, 1999